Exhibit 10.1

AMENDMENT NO. 6
TO MASTER REPURCHASE AGREEMENT

This SIXTH AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”) is dated as of April 24, 2006 and is entered into by and among FIELDSTONE INVESTMENT CORPORATION (“FIC” and a “Seller”), FIELDSTONE MORTGAGE COMPANY (“FMC” and a “Seller”, and together with FIC, the “Sellers”) and MERRILL LYNCH BANK USA (the “Buyer”) to that certain Master Repurchase Agreement dated as of November 12, 2004 as amended by Amendment No. 1 to Master Repurchase Agreement dated as of May 10, 2005, Amendment No. 2 to Master Repurchase Agreement dated as of June 1, 2005, Amendment No. 3 to Master Repurchase Agreement dated as of July 11, 2005, Amendment No. 4 to Master Repurchase Agreement dated as of November 9, 2005 and Amendment No. 5 to Master Repurchase Agreement dated as of December 6, 2005 (the “Existing Repurchase Agreement”, as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

RECITALS

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.           Delinquent Mortgage Loans. The Existing Repurchase Agreement is hereby amended by deleting all references to the term “Delinquent Mortgage Loan.”

SECTION 2.           Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

2.1           adding the following defined terms in the proper alphabetical order:

““Cash Flow Velocity” shall mean, with respect to a Mortgage Loan, the number of Monthly Payments paid during a Test Period divided by the total number of Monthly Payments owed during such Test Period.”

““Forbearance Plan” shall mean a written repayment plan or forbearance agreement giving the Mortgagor a definite period in which to reinstate a Mortgage Loan, no more than one (1) year from the establishment of the repayment plan or forbearance agreement.”

““Foreclosure” shall mean a Mortgage Loan, the property securing which is in the process of being foreclosed upon by a Seller.”

““Mortgage Loan in Foreclosure” shall mean a Mortgage Loan in the process of Foreclosure.”

““Non-Performing Mortgage Loan” shall mean, a Mortgage Loan which has been repurchased by the Seller as part of a clean-up call invoked in connection with a securitization for which as of the date of determination any Monthly Payment is 90 days or more past due.”

““Performing Mortgage Loan” shall mean, as of any date of determination, a first or second lien, fixed or adjustable rate Mortgage Loan which has a Cash Flow Velocity of 1.00.”

““Re-Performing Mortgage Loan” shall mean, a first or second lien, fixed or adjustable rate Mortgage Loan which has been repurchased by the Seller as part of a clean-up call invoked in connection with a securitization for which as of the date of determination has a Cash Flow Velocity of 0.75 or higher.”

““Sub-Performing Mortgage Loan” shall mean, a Mortgage Loan which has been repurchased by the Seller as part of a clean-up call invoked in connection with a securitization for which as of the date of determination (a) has a Cash Flow Velocity of less than 0.75 and (b) for which any Monthly Payment is less than ninety (90) days past due.”

““Test Period” means any four (4) consecutive calendar months.”

2.2           deleting the definitions of “Asset Value”, “Maximum Purchase Price”, “Pricing Spread”, “Purchase Price” and “Purchase Price Percentage” in their entirety and replacing them with the following:

“Asset Value” shall mean with respect to each Eligible Mortgage Loan, the applicable Purchase Price Percentage for the related Purchased Mortgage Loan multiplied by the lesser of (1) the Market Value of such Mortgage Loan and (2) the outstanding principal balance of such Mortgage Loan.

(a)           Without limiting the generality of the foregoing, the Sellers acknowledge that the Asset Value of a Purchased Mortgage Loan may be reduced to zero by the Buyer if:

(i)    such Purchased Mortgage Loan ceases to be an Eligible Mortgage Loan;

(ii)   the Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Takeout Investor pursuant to a Bailee Letter) for a period in excess of 15 calendar days;

(iii)  the Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the related Mortgage File has not been received and certified by the Custodian by the eighth Business Day following the related Purchase Date;

(iv)  such Purchased Mortgage Loan has been foreclosed upon or otherwise converted to a real estate owned property;

(v)   such Purchased Mortgage Loan is rejected by the related Takeout Investor;

(vi)  such Purchased Mortgage Loan (other than a Sub-Performing Mortgage Loan, Non-Performing Mortgage Loan, Re-Performing Mortgage Loan or Mortgage Loan in Foreclosure) has been subject to a Transaction hereunder for period of greater than 150 days;

(vii) such Purchased Mortgage Loan is a Sub-Performing Mortgage Loan, Non-Performing Mortgage Loan, Re-Performing Mortgage Loan or Mortgage Loan in Foreclosure that has been subject to a Transaction hereunder for period of greater than 360 days;

(viii)  the Buyer has determined in its commercially reasonable discretion that the Purchased Mortgage Loan (other than with respect to any Mortgage Loan in Foreclosure) is not eligible for whole loan sale or securitization in a transaction consistent with the prevailing sale and securitization industry with respect to substantially similar Mortgage Loans;

(ix)   such Purchased Mortgage Loan contains a breach of a representation or warranty made by a Seller in this Repurchase Agreement or the Custodial Agreement;

(b)           the aggregate Asset Value of all D Quality Non-Conforming Mortgage Loans that are Purchased Mortgage Loans shall not exceed $5,000,000;

(c)           the aggregate Asset Value of all Purchased Mortgage Loans with a CLTV in excess of 100% shall not exceed $5,000,000;

(d)           the aggregate Asset Value of all Land-and-Home Contracts shall not exceed $10,000,000;

(e)           the aggregate Asset Value of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans shall not exceed $100,000,000;

(f)            the aggregate Asset Value of all Second Lien Mortgage Loans that are Purchased Mortgage Loans shall not exceed $75,000,000;

(g)           the aggregate Asset Value of all Balloon Loans that are Purchased Mortgage Loans shall not exceed $50,000,000;

(h)           the aggregate Asset Value of all Mortgage Loans in Foreclosure, Non-Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans, combined, that are Purchased Mortgage Loans shall not exceed $150,000,000;

(i)            the aggregate Asset Value of all Sub-Performing Mortgage Loans that are Purchased Mortgage Loans shall not exceed $100,000,000;

(j)            the aggregate Asset Value of all Re-Performing Mortgage Loans that are Purchased Mortgage Loans shall not exceed $100,000,000;

(k)           the aggregate Asset Value of all Non-Performing Mortgage Loans that are Purchased Mortgage Loans shall not exceed $75,000,000;

(l)            the aggregate Asset Value of all Mortgage Loans in Foreclosure that are Purchased Mortgage Loans shall not exceed $35,000,000.

““Maximum Purchase Price” shall mean $300,000,000.”

““Pricing Spread” shall mean:

(a)           with respect to Transactions the subject of which are High Purchase Price Mortgage Loans which are:

(i)            Mortgage Loans other than Wet-Ink Mortgage Loans, Re-Performing Mortgage Loans, Sub-Performing Mortgage Loans, Non-Performing Mortgage Loans or Mortgage Loans in Foreclosure, 0.80%; or

(ii)           Wet-Ink Mortgage Loans, 1.125%.

(b)           with respect to Transactions the subject of which are Low Purchase Price Mortgage Loans which are:

(i)            Mortgage Loans other than Wet-Ink Mortgage Loans, Re-Performing Mortgage Loans, Sub-Performing Mortgage Loans, Non-Performing Mortgage Loans or Mortgage Loans in Foreclosure, 0.625%; or

(ii)           Wet-Ink Mortgage Loans, 1.00%;

(c)           with respect to Transactions the subject of which are Re-Performing Mortgage Loans, 0.90%;

(d)           with respect to Transactions the subject of which are Sub-Performing Mortgage Loans, 1.375%;

(e)           with respect to Transactions the subject of which are Non-Performing Mortgage Loans, 1.75%;

(f)            with respect to Transactions the subject of which are Mortgage Loans in Foreclosure, 2.00%.

In no event shall the following Mortgage Loans be considered High Purchase Price Mortgage Loans or Low Purchase Price Mortgage Loans:  Re-Performing Mortgage Loans, Sub-Performing Mortgage Loans, Non-Performing Mortgage Loans or Mortgage Loans in Foreclosure. Such Mortgage Loans shall be excluded from Sellers’ election under Section 3(c).

““Purchase Price” shall mean:

(a)           on the Purchase Date, the price at which each Purchased Mortgage Loan (other than Sub-Performing Mortgage Loans, Non-Performing Mortgage Loans, Re-Performing Mortgage Loans or Mortgage Loans in Foreclosure) is transferred by a Seller to the Buyer which shall equal the applicable Purchase Price Percentage multiplied by the lesser of (i) the Market Value of such Mortgage Loan on the Purchase Date and (ii) the outstanding principal balance of the Mortgage Loan;

(b)           on the Purchase Date, the price at which each Purchased Mortgage Loan that is a Re-Performing Mortgage Loan, Non-Performing Mortgage Loan, Sub-Performing Mortgage Loan or Mortgage Loan in Foreclosure is transferred by a Seller to the Buyer which shall equal the applicable Purchase Price Percentage multiplied by the lesser of (x) the Market Value of such Mortgage Loan on the Purchase Date and (y) the acquisition price paid by the Seller in acquiring such Mortgage Loan; and

(c)           thereafter, except where the Buyer and a Seller agree otherwise, such Purchase Price decreased by the amount of any cash, Income and Periodic Advance Repurchase Payments actually received by the Buyer pursuant to Sections 5 or applied to reduce a Seller’s obligations under Section 4(b) hereof.”

““Purchase Price Percentage” shall mean:

(a)           in the case of Mortgage Loans, that are High Purchase Price Mortgage Loans, the following percentage, as applicable:

(i)            with respect to each Mortgage Loan which is a Wet-Ink Mortgage Loan (other than a Conforming Mortgage Loan or Jumbo Mortgage Loan, that, in either case, is a Wet-Ink Mortgage Loan), 93%;

(ii)           with respect to each Mortgage Loan which is a Wet-Ink Mortgage Loan that is either a Conforming Mortgage Loan or Jumbo Mortgage Loan, 95%;

(iii)          with respect to each Mortgage Loan (other than a Conforming Mortgage Loan, Jumbo Mortgage Loan, Wet-Ink Mortgage Loan, Re-Performing Mortgage Loan, Sub-Performing Mortgage Loan, Non-Performing Mortgage Loan or Mortgage Loan in Foreclosure), 97%; and

(iv)          with respect to each Mortgage Loan which is a Conforming Mortgage Loan or a Jumbo Mortgage Loan (other than a Wet-Ink Mortgage Loan, Re-Performing Mortgage Loan, Sub-Performing Mortgage Loan, Non-Performing Mortgage Loan or Mortgage Loan in Foreclosure), 98%.

(b)           in the case of Mortgage Loans, that are Low Purchase Price Mortgage Loans, the following percentage, as applicable:

(i)            with respect to each Mortgage Loan which is a Wet-Ink Mortgage Loan (other than a Conforming Mortgage Loan or Jumbo Mortgage Loan, that, in either case, is a Wet-Ink Mortgage Loan), 91%;

(ii)           with respect to each Mortgage Loan which is a Wet-Ink Mortgage Loan that is either a Conforming Mortgage Loan or Jumbo Mortgage Loan, 93%;

(iii)          with respect to each Mortgage Loan (other than a Conforming Mortgage Loan, Jumbo Mortgage Loan, Wet-Ink Mortgage Loan, Re-Performing Mortgage Loan, Sub-Performing Mortgage Loan, Non-Performing Mortgage Loan or Mortgage Loan in Foreclosure), 95%; and

(iv)          with respect to each Mortgage Loan which is a Conforming Mortgage Loan or a Jumbo Mortgage Loan (other than a Wet-Ink Mortgage Loan, Re-Performing Mortgage Loan, Sub-Performing Mortgage Loan, Non-Performing Mortgage Loan or Mortgage Loan in Foreclosure), 96%.”

(c)           with respect to each Mortgage Loan which is a Mortgage Loan in Foreclosure, 80%.

(d)           with respect to each Mortgage Loan which is a Non-Performing Mortgage Loan, 85%.

(e)           with respect to each Mortgage Loan which is a Sub-Performing Mortgage Loan, 90%.

(f)            with respect to each Mortgage Loan which is a Re-Performing Mortgage Loan, 90%.

In no event shall the following Mortgage Loans be considered High Purchase Price Mortgage Loans or Low Purchase Price Mortgage Loans:  Re-Performing Mortgage Loans, Sub-Performing Mortgage Loans, Non-Performing Mortgage Loans or Mortgage Loans in Foreclosure. Such Mortgage Loans shall be excluded from Sellers’ election under Section 3(c).

SECTION 3.           Exhibits. Exhibit V of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

SECTION 4.           Conditions Precedent. This Amendment shall become effective on April 24, 2006 (the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

4.1           Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered and duly authorized officers of the Buyer and the Sellers; and

(b)           such other documents as the Buyer or counsel to the Buyer may reasonably request.

4.2           Commitment Fee. Payment of Commitment Fee.

SECTION 5.           Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.           Fees. The Sellers agree to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto.

SECTION 7.           Confidentiality. The parties hereto acknowledge that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and the Seller agree that, unless otherwise directed by a court of competent jurisdiction or as is necessary to do so in working with governmental agencies or regulatory bodies in order to comply with any applicable federal or state laws, they shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

SECTION 8.           GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.           Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 10.         Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	MERRILL LYNCH BANK USA,
as Buyer

	By:	/s/ James B. Cason
Name: James B. Cason
Title: Vice President

Seller:	FIELDSTONE INVESTMENT CORPORATION,
as Seller

	By:	/s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

Seller:	FIELDSTONE MORTGAGE COMPANY,
as Seller

	By:	/s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer